SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2001

Marketing Specialists Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200 Dallas, Texas 75287 (Address and zip code of principal executive offices)

Registrant's telephone number, including area code: (972) 349-6200
___________________________________________

Merkert American Corporation 490 Turnpike Street Canton, Massachusetts 02021 (Former name and address)

Item 5.	Other Events

                 On March 13, 2001, the Registrant issued a press release announcing that, effective the opening of business on March 14, 2001, its stock will no longer be listed on the Nasdaq SmallCap Market. The Registrant's stock will be eligible for trading on the OTC Bulletin Board instead. A copy of this press release is filed as Exhibit 99.1 hereto.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
The following Exhibits are filed herewith:
99.1

Press Release issued by the Registrant on March 13, 2001 announcing that, effective the opening of business on March 14, 2001, its stock will no longer be listed on the Nasdaq SmallCap Market. The Registrant's stock will be eligible for trading on the OTC Bulletin Board instead.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETING SPECIALISTS CORPORATION
By:	TIMOTHY M. BYRD Timothy M. Byrd Chief Financial Officer

Date:  March 14, 2001

EXHIBIT INDEX
Exhibit No.	Description
99.1*

Press Release issued by the Registrant on March 13, 2001 announcing that, effective the opening of business on March 14, 2001, its stock will no longer be listed on the Nasdaq SmallCap Market. The Registrant's stock will be eligible for trading on the OTC Bulletin Board instead.

*  filed herewith